[Scudder Investments logo]

Scudder 21st Century Growth Fund

Class AARP and Class S Shares

Semiannual Report

January 31, 2002

Contents

<Click Here> Letter from the Fund's President

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Trustees and Officers

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder 21st Century Growth Fund	Ticker Symbol	Fund Number
Class AARP	SXXIX	150
Class S	SCTGX	050

Zurich Scudder Investments, Inc. is a leading global investment management firm, managing more than $325 billion in assets for individuals, corporate clients, retirement and pension plans, and insurance companies.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from aarp.scudder.com (Class AARP) or myScudder.com (Class S), talk to your financial representative or call Shareholder Services at 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S). The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Letter from the Fund's President

[Photograph of Lin Coughlin]
Dear Shareholder,

The past two years have been challenging for growth stock investors. The economy has slowed, corporate earnings have weakened, and - most recently - the collapse of Enron has focused a spotlight on corporate accounting practices. Despite these difficulties, there is growing evidence that the U.S. economy is emerging from its short-lived recession. This could provide a boost to stock prices, since financial markets tend to look forward, rather than backward. In fact, the markets often factor in events as early as six months before they are expected to occur. This means that even if investors don't foresee a full recovery in earnings and economic growth until 2003, the mere anticipation of this event could prove to be a significant positive for the markets as early as mid-year.

This is an important point to consider. Because of the markets' forward-looking nature, the times when fear is most prevalent have often proven to be among the best times to invest. Although small company growth stocks may remain unusually volatile for some time to come, investors may wish to keep this in mind as they evaluate their portfolios in the months ahead.

Thank you for your continued investment in Scudder 21st Century Growth Fund.

Sincerely,
/s/ Lin Coughlin

Linda C. Coughlin
President
Scudder 21st Century Growth Fund

	AARP Investment Program	Scudder Class S
Web site:	aarp.scudder.com	myScudder.com
Toll-free:	1-800-253-2277	1-800-SCUDDER

Performance Summary January 31, 2002

Average Annual Total Returns*
	6-Month	1-Year	3-Year	5-Year	Life of Class**
Scudder 21st Century Growth Fund - Class S	-9.37%	-28.03%	4.59%	8.00%	7.16%
Russell 2000 Growth Index+	-4.33%	-19.01%	-2.39%	1.62%	2.04%

	6-Month	1-Year	Life of Class***
Scudder 21st Century Growth Fund - Class AARP	-9.31%	-27.97%	-33.03%
Russell 2000 Growth Index+	-4.33%	-19.01%	-23.59%

Sources: Lipper, Inc. and Zurich Scudder Investments, Inc.

** The Fund commenced operations on September 9, 1996. Index comparisons begin September 30, 1996.
*** On October 2, 2000, the Fund commenced offering Class AARP shares. Index comparisons begin September 30, 2000.
Net Asset Value Information
	Class AARP	Class S
Net Asset Value: 1/31/02	$ 16.07	$ 16.05
7/31/01	$ 17.72	$ 17.71

Class S Lipper Rankings* - Small-Cap Growth Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	343	of	403	85
3-Year	164	of	280	59
5-Year	82	of	183	45

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment*
-- Scudder 21st Century Growth Fund - Class S -- Russell 2000 Growth Index+

Yearly periods ended January 31

Comparative Results*
Scudder 21st Century Growth Fund		1-Year	3-Year	5-Year	Life of Class**
Class S	Growth of $10,000	$7,197	$11,441	$14,692	$14,520
	Average annual total return	-28.03%	4.59%	8.00%	7.16%
Russell 2000 Growth Index+	Growth of $10,000	$8,099	$9,299	$10,839	$11,139
	Average annual total return	-19.01%	-2.39%	1.62%	2.04%

The growth of $10,000 is cumulative.

* Returns and rankings during part of the periods shown reflect a temporary fee and/or expense waiver. Without this waiver, returns and rankings would have been lower. Rankings are for Class S shares; rankings for share classes may vary.
+ The Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized U.S. companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX and Nasdaq. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. If the Advisor had not maintained the Fund's expenses during part of the periods, the total returns would have been lower.

Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 1% redemption fee.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 for the fund's most up-to-date performance.

Portfolio Management Review

Scudder 21st Century Growth Fund: A Team Approach to Investing

[Portfolio Manager(s) Photograph(s)]

Scudder 21st Century Growth Fund is managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead Portfolio Manager Peter Chin is responsible for the fund's day-to-day management and investment strategies. Mr. Chin joined the Advisor in 1973 and the fund team in 1996. Mr. Chin has 33 years of research and portfolio management experience, primarily in small-company growth stocks.

Portfolio Manager Roy C. McKay joined the Advisor in 1988 and the fund team in 1996. Mr. McKay has 34 years of investment experience, with 24 years of experience specializing in small-company growth stocks.

In the following interview, Peter Chin and Roy C. McKay, portfolio managers of Scudder 21st Century Growth Fund, discuss the fund's market environment and positioning for the six-month period ended January 31, 2002. They also provide an outlook for the year ahead.

Q: During the first half of the fiscal year that began August 1, 2001, the United States was in the midst of its first recession since the Persian Gulf War. How has Scudder 21st Century Growth Fund performed since August?

A: Our results are disappointing. Scudder 21st Century Growth Fund's return fell 9.37 percent (Class S shares) for the six-month period ended January 31, 2002. The fund's benchmark - the unmanaged Russell 2000 Growth Index - fell 4.33 percent over the same period while the average fund in Lipper's Small-Cap Growth Funds category declined 4.91 percent.

As we began the fiscal year, more of the fund's assets were invested in health care stocks than any other sector. This positioning provided mixed results for the six-month period ended January 31. Our selections in health care service providers such as Accredo Health (1.44 percent of the portfolio) and Province Healthcare (1.48 percent) provided strong double-digit returns. However, most of the fund's biotechnology holdings fell sharply amid earnings disappointments, negative regulatory news and/or increased competitive pressures. Some biotechnology stocks such as CryoLife, a top 10 holding, Harvard Bioscience (1.30 percent of the portfolio) and Regeneration Technologies (1.38 percent) dragged down the fund's six-month results, although more reported poor results.

Technology stocks such as Actuate (no longer in the portfolio) and Precise Software (1.08 percent), Microsemi Corp. (0.43 percent of the portfolio) were another weak spot for the fund. Losses among technology and telecom stocks were especially sharp between July and September, particularly after September 11. Stock prices in this sector had already fallen steeply in the prior fiscal year, and they continued to fall this past summer. Investors were hit with a wave of corporate earnings shortfalls and reports about slack demand for new products. Even before the acts of terrorism on September 11, investors concluded that the road to revival in the technology sector would be much longer and slower than they had thought at the start of calendar year 2001.

Q: Information technology stocks staged a strong rebound from October through January. To what extent did Scudder 21st Century Growth Fund participate in this rally?

A: This past autumn, many technology stocks enjoyed a remarkable recovery. However, the fund's gains were limited. Some larger holdings such as Advent Software (a top 10 holding throughout the fiscal period) performed well, but overall our successes did not offset summer losses. In general, investors grew confident that corporations were taking steps to adapt to potential terrorism while reducing business-related travel. This boosted prospects for certain technology companies involved in teleconferencing and security, and the fund benefited from owning shares of Polycom (1.57 percent of the portfolio) and Internet Security Systems (1.44 percent) during the period.

Following September 11, securities analysts reduced earnings expectations to more realistic levels while early signs of an economic recovery helped energize the technology investing climate. Stocks that had been some of the most volatile earlier in 2001 were the biggest beneficiaries of the fourth quarter rally.

Q: How did sectors other than health care and technology perform?

A: Our results were mixed. The fund generated excellent returns for the six months ended January 31 from media stocks such as Radio One, a network of radio stations that markets primarily to African-American audiences and the fund's second largest holding as of January 31. Also, Copart, a provider of auto auction services for insurance companies that provided strong returns in fiscal year 2001, continued to advance in the six months ended January 31. Copart, the fund's largest holding as of January 31, auctions cars that are rebuilt after traffic accidents.

Overall, success in some sectors was more than offset by losses elsewhere in the portfolio. Since July, the fund has fared poorly in areas such as energy and specialty retailing where selections such as Swift Energy and Rent-A-Center, top 10 holdings at the start of the fiscal year, fell substantially. We sold Rent-A-Center and still had a position in Swift Energy as of January 31 (0.95 percent of the portfolio). We believe the company's plan to sell a portion of its New Zealand operations to another oil company will benefit Swift Energy, but we cut our position in half after the company reported lackluster results from its U.S. operations.

Top 5 positive contributors to fund performance July 31, 2001 to January 31, 2002
Percent of portfolio as of January 31, 2002
Polycom	1.57%
Internet Security Systems	1.44%
Genesis Microchip Systems	0.95%
Copart	4.39%
UTStarcom	2.82%

Source: Zurich Scudder Investments, Inc.
Top 5 negative contributors to fund performance July 31, 2001 to January 31, 2002
Percent of portfolio as of January 31, 2002
SmartForce	1.68%
Swift Energy	0.95%
CryoLife	1.95%
Annuity and Life Re (Holdings)	0.85%
PLATO Learning	2.06%

Source: Zurich Scudder Investments, Inc.

Q: What's your outlook for the small-cap equity market for the balance of fiscal year 2002?

A: We believe that the Federal Reserve's slashing of short-term rates from 6.5 percent to 1.75 percent in 2001 has laid a foundation for growth and that small companies may benefit more than large ones in the coming months. We feel that corporate profits for some large companies are unlikely to snap back to the heady levels of the late 1990s and that small companies have the potential to lead the economy out of the current recession. To sustain the market rally we saw in the fourth calendar quarter of 2001, corporate profits will have to improve. Every decade has its investment excesses and in our view we are currently in the midst of a healthy cleansing period that will restore investor confidence in markets and the fiscal accountability of corporations.

Q: What's your outlook for the fund?

A: Despite recent setbacks, we remain optimistic about the long-term growth potential of biotechnology companies and certain aspects of technology such as wireless. In both areas, we focus on companies with exceptional product pipelines and that appear poised to become profitable within the next three years. For the portfolio as a whole, we will continue to invest in companies that we believe can expand profits by at least 15 percent a year.

Year-by-year returns of small company stocks have historically been volatile. Given the fund's investment mandate, it is not at all unusual that periods of exceptionally strong returns (such as the fund enjoyed in calendar year 1999) have been followed by two calendar years of negative results. Overall, we believe investors should look at performance over a multi-year period. We are pleased to report that for the five-year period ended January 31, 2002, Scudder 21st Century Growth Fund outperformed the average small-cap growth fund, providing an 8.00 percent (Class S) return versus a Lipper peer group average of 6.94 percent.

While we can't make guarantees about the future, we are not satisfied with our results so far in fiscal year 2002. Still, we are confident that our stock selection process is a fundamentally sound and potentially fruitful one. In managing the fund, we remain committed to rigorous research and a team-based approach. We continue to target companies with sustainable, above-average earnings growth per share; large, growing markets for products and services; high quality management with proven records and excellent balance sheets.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

Portfolio Summary January 31, 2002

Asset Allocation	1/31/02	7/31/01

Common Stocks	95%	89%
Cash Equivalents	5%	11%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	1/31/02	7/31/01

Technology	30%	23%
Health	26%	25%
Service Industries	9%	5%
Consumer Discretionary	7%	13%
Energy	5%	11%
Manufacturing	4%	6%
Media	4%	5%
Durables	4%	3%
Financial	4%	3%
Other	7%	6%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at January 31, 2002 (26.3% of Portfolio)
1. Copart, Inc. Auctioneer of damaged vehicles for insurance companies	4.4%
2. Radio One, Inc. Provider of radio broadcasting	3.7%
3. Advent Software, Inc. Provider of stand-alone and client/server software products	3.2%
4. UTStarcom, Inc. Provider of telecommunications equipment	2.8%
5. Charles River Laboratories International, Inc. Provider of research tools and services for drug discovery	2.5%
6. NPS Pharmaceuticals, Inc. Developer of small molecule drugs	2.1%
7. PLATO Learning, Inc. Developer of microcomputer-based instructional systems	2.1%
8. CryoLife, Inc. Provider of cryopreservation of viable human tissue for transplants	1.9%
9. Too, Inc. Operator of clothing stores	1.8%
10. AstroPower, Inc. Manufacturer of devices used for generating solar electric power	1.8%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 14. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of January 31, 2002 (Unaudited)

	Shares	Value ($)
Common Stocks 95.5%
Communications 0.9%
Cellular Telephone
Metro One Telecommunications, Inc.* (Developer and provider of Enhanced Directory Assistance)	109,200	2,669,940
Construction 2.6%
Building Materials 1.1%
Simpson Manufacturing Co., Inc.* (Manufacturer of wood-to-wood, wood-to-concrete and wood-to-masonry connectors)	56,700	2,986,956
Building Products 1.5%
CoStar Group, Inc.* (Provider of building plan information)	188,300	4,377,975
Consumer Discretionary 6.8%
Apparel & Shoes 1.8%
Too, Inc.* (Operator of clothing stores)	191,200	5,204,464
Department & Chain Stores 1.2%
Hot Topic, Inc.* (Operator of a retail apparel store)	101,100	3,389,883
Recreational Products 1.2%
International Game Technology* (Designer and manufacturer of computerized casino gaming systems)	50,000	3,290,000
Restaurants 2.6%
Buca, Inc.* (Owner and operator of Italian restaurants)	233,600	4,555,200
California Pizza Kitchen, Inc.* (Owner and operator of a casual dining pizza restaurant chain)	119,600	2,900,300
		7,455,500
Consumer Staples 0.8%
Food & Beverage
Suprema Specialties, Inc.* (Processor and marketer of natural cheese products) (b)	179,000	1,163,500
United Natural Foods, Inc.* (Distributor of natural foods and related products)	47,500	1,092,025
		2,255,525
Durables 3.7%
Telecommunications Equipment
Harris Corp. (Manufacturer of electronic systems, semiconductors, communications and office equipment)	69,300	2,424,807
UTStarcom, Inc.* (Provider of telecommunications equipment)	308,100	7,985,952
		10,410,759
Energy 5.0%
Engineering 0.4%
Active Power, Inc.* (Designer of products that ensure constant power supply)	250,400	1,146,832
Oil & Gas Production 2.2%
Pioneer Natural Resources Co.* (Explorer and producer of oil and gas)	195,900	3,412,578
Swift Energy Co.* (Explorer of oil and gas)	151,800	2,694,450
		6,107,028
Oilfield Services/Equipment 2.4%
Spinnaker Exploration Co.* (Producer of oil and natural gas)	75,500	2,791,990
Universal Compression Holdings, Inc.* (Provider of natural gas compression services)	175,900	4,001,725
		6,793,715
Financial 3.7%
Banks 1.4%
UCBH Holdings, Inc. (Provider of commercial banking services to small business owners)	128,900	3,970,120
Insurance 2.3%
Annuity and Life Re (Holdings) Ltd. (Provider of annuity and life reinsurance)	138,400	2,404,008
Philadelphia Consolidated Holding Corp.* (Operator of a commercial property and casualty insurance company)	96,500	4,021,155
		6,425,163
Health 24.4%
Biotechnology 7.4%
CryoLife, Inc.* (Provider of cryopreservation of viable human tissue for transplants)	197,300	5,502,697
Digene Corp.* (Manufacturer of diagnostic DNA testing systems)	96,700	2,382,688
Harvard Bioscience, Inc.* (Manufacturer of tools used in drug discovery research)	472,000	3,676,880
ILEX Oncology, Inc.* (Developer of drugs for treatment and prevention of cancer)	126,500	2,909,500
Integra LifeSciences Holdings* (Manufacturer of medical devices, implants and various other biomaterials)	82,800	2,567,628
Regeneration Technologies, Inc.* (Manufacturer and marketer of replacement tissue grafts)	383,800	3,895,570
		20,934,963
Health Industry Services 3.4%
Accredo Health, Inc.* (Provider of specialized contract pharmacy and related services)	84,900	4,073,501
Apria Healthcare Group, Inc.* (Provider of comprehensive healthcare services)	86,300	2,114,350
Omnicell, Inc.* (Provider of clinical infrastructure and workplace solutions for health care facilities)	234,800	1,847,876
Unilab Corp.* (Provider of laboratory testing services)	78,500	1,715,225
		9,750,952
Hospital Management 1.5%
Province Healthcare Co.* (Acquirer and operator of rural hospitals)	120,200	4,173,344
Medical Supply & Specialty 4.2%
American Medical Systems Holdings, Inc.* (Supplier of medical devices focusing on urological disorders)	238,700	4,936,316
Endocare, Inc.* (Developer, manufacturer and marketer of crysurgical and stent technologies)	117,500	2,026,875
SurModics, Inc.* (Provider of surface modification solutions)	40,600	1,530,620
Therasense, Inc.* (Manufacturer of glucose self-monitoring systems)	149,300	3,329,390
		11,823,201
Pharmaceuticals 7.9%
American Pharmaceutical Partners, Inc.* (Developer, manufacturer and marketer of injectable products)	44,100	679,581
Celgene Corp.* (Producer of pharmaceuticals)	105,800	2,901,036
Charles River Laboratories International, Inc.* (Provider of research tools and services for drug discovery)	227,600	6,953,180
Genta, Inc.* (Producer of pharmaceuticals)	212,500	2,847,500
NPS Pharmaceuticals, Inc.* (Developer of small molecule drugs)	196,400	5,892,000
Specialty Laboratories, Inc.* (Developer of esoteric clinical laboratory tests)	113,500	3,008,885
		22,282,182
Manufacturing 3.9%
Industrial Specialty 1.6%
Polycom, Inc.* (Manufacturer of audio and data conferencing products)	127,200	4,449,456
Machinery/Components/Controls 2.3%
Intier Automotive, Inc. (Supplier of automotive interior and closure components, systems and modules)	97,000	1,450,150
Lantronix, Inc.* (Designer of network device servers)	488,000	3,073,912
SureBeam Corp. "A"* (Provider of electronic pasteurization systems and services for the food industry)	215,000	1,969,400
		6,493,462
Media 3.7%
Broadcasting & Entertainment
Radio One, Inc. "D"* (Provider of radio broadcasting)	601,300	10,528,763
Service Industries 8.2%
Miscellaneous Commercial Services 6.9%
Caminus Corp.* (Provider of software solutions and consulting services to utility companies)	155,900	3,002,634
Copart, Inc.* (Auctioneer of damaged vehicles for insurance companies)	549,750	12,424,350
Kinder Morgan Management LLC (Manager of business affairs for Kinder Morgan Energy Partners L.P.)	117,779	4,139,937
		19,566,921
Miscellaneous Consumer Services 1.3%
Edison Schools, Inc.* (Operator of public school systems)	216,300	3,601,395
Technology 29.1%
Computer Software 15.3%
Activision, Inc.* (Publisher and developer of interactive entertainment software)	175,900	4,622,652
Advent Software, Inc.* (Provider of stand-alone and client/server software products)	165,900	8,950,305
DigitalThink, Inc.* (Provider of educational software to health care, financial and technology groups)	51,600	365,844
I-many, Inc.* (Provider of Internet-based solutions and related professional services)	500,400	4,193,352
Nassda Corp.* (Provider of full-chip circuit stimulation and analysis software)	168,400	2,883,008
NetScreen Technologies, Inc.* (Developer, marketer and seller of network security systems and appliances)	44,000	899,800
PLATO Learning, Inc.* (Developer of microcomputer-based instructional systems)	314,733	5,822,567
Precise Software Solutions Ltd.* (Provider of information technology infrastructure performance management software)	122,200	3,048,890
SmartForce PLC* (ADR) (Provider of educational software on the Internet)	271,700	4,743,882
THQ, Inc.* (Developer of interactive entertainment software)	87,800	3,954,512
Witness Systems, Inc.* (Provider of business-driven multimedia recording and analysis software)	286,100	3,662,080
		43,146,892
Electronic Data Processing 2.8%
Internet Security Systems, Inc.* (Provider of security management solutions for the Internet)	99,400	4,067,448
The InterCept Group, Inc.* (Designer, developer, marketer and implementor of electronic commerce products and services)	91,200	3,940,752
		8,008,200
Office/Plant Automation 2.1%
CACI International, Inc. "A"* (Provider of information technology products and services)	86,200	3,128,974
MCSi, Inc.* (Provider of technology solutions, audio-visual products and technical support services)	136,100	2,764,191
		5,893,165
Precision Instruments 1.3%
Genesis Microchip, Inc.* (Designer, developer and marketer of integrated circuits)	44,300	2,678,821
Zygo Corp.* (Developer of measurement and yield improvement instruments, systems and accessories)	67,600	980,200
		3,659,021
Semiconductors 7.6%
Alpha Industries, Inc.* (Designer and manufacturer of a variety of integrated circuits)	174,200	3,668,652
AstroPower, Inc.* (Manufacturer of devices used for generating solar electric power)	135,200	5,178,160
Cree, Inc.* (Designer, developer and manufacturer of silicon carbide based semiconductor materials)	227,600	4,356,264
Microsemi Corp.* (Manufacturer of semiconductors)	63,800	1,228,150
PLX Technology, Inc.* (Provider of semiconductor devices and related software)	12,300	208,485
Therma-Wave, Inc.* (Developer of process control systems for use in the manufacturing of semiconductors)	222,800	2,749,352
TranSwitch Corp.* (Developer of integrated digital and mixed-signal semiconductors)	660,500	2,582,555
Veeco Instruments, Inc.* (Manufacturer of data storage systems)	44,000	1,528,560
		21,500,178
Transportation 2.7%
Air Freight 0.9%
EGL, Inc.* (Provider of air freight services)	192,700	2,624,574
Airlines 0.6%
SkyWest, Inc. (Provider of regional airline services)	64,400	1,764,560
Trucking 1.2%
Heartland Express, Inc.* (Provider of trucking services)	94,000	3,294,700
Total Common Stocks (Cost $250,756,958)		269,979,789
	Principal Amount ($)	Value ($)
Cash Equivalents 4.5%
Zurich Scudder Cash Management QP Trust, 1.93% (c) (Cost $12,807,507)	12,807,507	12,807,507
Total Investment Portfolio - 100.0% (Cost $263,564,465) (a)		282,787,296

* Non-income producing security.
(a) The cost for federal income tax purposes was $265,213,491. At January 31, 2002, net unrealized appreciation for all securities based on tax cost was $17,573,805. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $42,037,739 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $24,463,934.
(b) Securities valued at fair value by management and approved in good faith following procedures approved by the Trustees, amounted to $1,163,500 (0.41% of net assets). Their values have been estimated by management in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at January 31, 2002 aggregated $2,290,797. These securities may also have certain restrictions as to resale.
(c) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of January 31, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $263,564,465)	$ 282,787,296
Receivable for investments sold	746,904
Interest receivable	23,589
Receivable for Fund shares sold	1,183,950
Total assets	284,741,739
Liabilities
Payable for investments purchased	1,911,581
Payable for Fund shares redeemed	285,579
Accrued management fee	192,668
Other accrued expenses and payables	154,114
Total liabilities	2,543,942
Net assets, at value	$ 282,197,797
Net Assets
Net assets consist of: Accumulated net investment loss	(1,416,236)
Net unrealized appreciation (depreciation) on investments	19,222,831
Accumulated net realized gain (loss)	(171,276,107)
Paid-in capital	435,667,309
Net assets, at value	$ 282,197,797

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of January 31, 2002 (Unaudited) (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price (a) per share ($4,160,296 / 258,883 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 16.07
Class S Net Asset Value, offering and redemption price (a) per share ($231,613,291 / 14,431,676 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 16.05
Class A Net Asset Value and redemption price per share ($32,186,633 / 2,014,511 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 15.98
Maximum offering price per share (100 / 94.25 of $15.98)	$ 16.95
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($7,923,470 / 502,901 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 15.76
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($6,313,118 / 400,416 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 15.77
Class I Net Asset Value, offering and redemption price per share ($989 / 61.61 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 16.05

(a) Redemption price per share for shares held less than one year is equal to net asset value less a 1.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended January 31, 2002 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $18,885)	$ 134,850
Interest	294,332
Total Income	429,182
Expenses: Management fee	1,083,904
Administrative fee	657,886
Distribution service fees	92,291
Trustees' fees and expenses	4,535
Other	6,948
Total expenses, before expense reductions	1,845,564
Expense reductions	(146)
Total expenses, after expense reductions	1,845,418
Net investment income (loss)	(1,416,236)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(26,415,882)
Foreign currency related transactions	(12,100)
(26,427,982)
Net unrealized appreciation (depreciation) during the period on investments	(2,902,983)
Net gain (loss) on investment transactions	(29,330,965)
Net increase (decrease) in net assets resulting from operations	$ (30,747,201)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended January 31, 2002 (Unaudited)	Year Ended July 31, 2001
Operations: Net investment income (loss)	$ (1,416,236)	$ (2,745,669)
Net realized gain (loss) on investment transactions	(26,427,982)	(144,030,393)
Net unrealized appreciation (depreciation) on investment transactions during the period	(2,902,983)	16,608,620
Net increase (decrease) in net assets resulting from operations	(30,747,201)	(130,167,442)
Distributions to shareholders from: Net realized gains:
Class AARP	-	(217,405)
Class S	-	(16,759,678)
Class A	-	(580,568)
Class B	-	(188,371)
Class C	-	(111,085)
Fund share transactions: Proceeds from shares sold	67,634,883	245,140,267
Reinvestment of distributions	-	17,585,773
Cost of shares redeemed	(73,257,671)	(152,014,181)
Redemption fees	39,165	284,604
Net increase (decrease) in net assets from Fund share transactions	(5,583,623)	110,996,463
Increase (decrease) in net assets	(36,330,824)	(37,028,086)
Net assets at beginning of period	318,528,621	355,556,707
Net assets at end of period (including accumulated net investment loss of $1,416,236 at January 31, 2002)	$ 282,197,797	$ 318,528,621

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class AARP

	2002[a]	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 17.72	$ 28.93
Income (loss) from investment operations: Net investment income (loss)[c]	(.07)	(.12)
Net realized and unrealized gain (loss) on investment transactions	(1.58)	(9.89)
Total from investment operations	(1.65)	(10.01)
Less distributions from: Net realized gain on investment transactions	-	(1.22)
Redemption fees	-***	.02
Net asset value, end of period	$ 16.07	$ 17.72
Total Return (%)[d]	(9.31)**	(35.32)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	5
Ratio of expenses (%)	1.21*	1.19*
Ratio of net investment income (loss) (%)	(.91)*	(.75)*
Portfolio turnover rate (%)	95*	111

a For the six months ended January 31, 2002 (Unaudited).
b For the period from October 2, 2000 (commencement of sales of Class AARP shares) to July 31, 2001.
c Based on average shares outstanding during the period.
d Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 1% redemption fee.
* Annualized
** Not annualized
*** Amount is less than one half of $.01.

Class S

Years Ended July 31,	2002[a]	2001	2000	1999[b]	1998[c]	1997[d]
Selected Per Share Data
Net asset value, beginning of period	$ 17.71	$ 27.25	$ 18.48	$ 10.15	$ 13.11	$ 12.00
Income (loss) from investment operations: Net investment income (loss)[e]	(.07)	(.17)	(.31)	(.19)	(.19)	(.15)
Net realized and unrealized gain (loss) on investment transactions	(1.59)	(8.17)	9.87	8.51	(2.78)	1.25
Total from investment operations	(1.66)	(8.34)	9.56	8.32	(2.97)	1.10
Less distributions from: Net realized gain on investment transactions	-	(1.22)	(.82)	-	-	-
Redemption fees	-***	.02	.03	.01	.01	.01
Net asset value, end of period	$ 16.05	$ 17.71	$ 27.25	$ 18.48	$ 10.15	$ 13.11
Total Return (%)	(9.37)g**	(31.37)[f]	51.52[f]	82.07f,g**	(22.58)[f]	9.25f,g**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	232	277	352	72	27	23
Ratio of expenses before expense reductions (%)	1.21*	1.36[h]	1.74[i]	2.22*	2.17	3.52*
Ratio of expenses after expense reductions (%)	1.21*	1.21[h]	1.55[i]	1.75*	1.75	1.75*
Ratio of net investment income (loss) (%)	(.91)*	(.76)	(1.10)	(1.42)*	(1.38)	(1.27)*
Portfolio turnover rate (%)	95*	111	135	148*	120	92*

a For the six months ended January 31, 2002 (Unaudited).
b For the eleven months ended July 31, 1999. On September 16, 1998, the Fund changed its fiscal year end from August 31 to July 31.
c For the year ended August 31.
d For the period September 9, 1996 (commencement of operations) to August 31, 1997.
e Based on average shares outstanding during the period.
f Total returns would have been lower had certain expenses not been reduced.
g Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 1% redemption fee.
h The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.35% and 1.20%, respectively.
i The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.69% and 1.51%, respectively.
* Annualized ** Not annualized
*** Amount is less than one half of $.01.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder 21st Century Growth Fund (the "Fund") is a diversified series of Scudder Securities Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. On December 3, 2001, the Fund commenced offering Class I shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Certain detailed information for the Class A, B, C and I shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Zurich Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At July 31, 2001, the Fund had a net tax basis capital loss carryforward of approximately $32,625,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until July 31, 2009, the expiration date, whichever occurs first.

In addition, from November 1, 2000 through July 31, 2001, the Fund incurred approximately $110,397,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending July 31, 2002.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund and securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Redemption Fees. Upon the redemption or exchange of shares held by Class AARP and S shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended January 31, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $141,465,313 and $127,500,193, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement (the "Management Agreement") with Zurich Scudder Investments, Inc., ("ZSI" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $500,000,000 of the Fund's average daily net assets, 0.70% of the next $500,000,000 of such net assets and 0.65% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended January 31, 2002, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.75% of the Fund's average daily net assets.

On December 4, 2001, Deutsche Bank and Zurich Financial Services announced that they have signed a definitive agreement under which Deutsche Bank will acquire 100% of ZSI, with the exception of Threadneedle Investments in the U.K. Because the transaction would constitute an assignment of the Funds' investment management agreements with ZSI under the 1940 Act and, therefore, a termination of those agreements, ZSI intends to seek approval of new agreements from the Funds' shareholders. The transaction is expected to be completed, subject to regulatory approval and satisfaction of other conditions, in the first half of 2002.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), ZSI provides, or pays others to provide, substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.45%, 0.45%, 0.475%, 0.525%, 0.50% and 0.10% of average daily net assets for Class AARP, S, A, B, C and I shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with ZSI, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of ZSI, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company ("SISC"), an affiliate of ZSI, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and I shares of the Fund. Scudder Service Corporation, also a subsidiary of ZSI, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of ZSI, provides subaccounting and recordkeeping services for the shareholders in certain retirement and employee benefit plans. In addition, other service providers, not affiliated with ZSI, provide certain services (i.e. custody, legal and audit) to the Fund under the Administrative Agreement. ZSI pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended January 31, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at January 31, 2002
Class AARP	$ 9,671	$ 1,872
Class S	549,339	105,269
Class A	65,999	13,728
Class B	18,184	3,828
Class C	14,693	3,011
Class I	-	-
	$ 657,886	$ 127,708

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended January 31, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at January 31, 2002
Class B	$ 25,977	$ 5,598
Class C	22,040	4,624
	$ 48,017	$ 10,222

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended January 31, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at January 31, 2002
Class A	$ 29,866	$ 7,556
Class B	7,791	1,744
Class C	6,617	1,465
	$ 44,274	$ 10,765

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended January 31, 2002, aggregated $4,683.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended January 31, 2002, the CDSC for Class B and C shares aggregated $13,507 and $1,035, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings.

Zurich Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Zurich Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by Zurich Scudder Investments, Inc. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay ZSI a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the six months ended January 31, 2002 totaled $294,332 and are reflected as interest income on the Statement of Operations.

Other Related Parties. AARP, through its affiliates, monitors and approves the AARP Investment Program from ZSI. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by ZSI. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended January 31, 2002 (Unaudited)		Year Ended July 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	30,055	$ 486,925	358,841	$ 8,229,363*
Class S	2,674,901	43,258,914	8,170,587	178,839,022**
Class A	1,126,847	18,407,697	1,932,535	42,084,091
Class B	186,024	2,982,815	374,829	8,332,264
Class C	155,668	2,497,532	359,484	7,655,527
Class I***	62	1,000	-	-
		$ 67,634,883		$ 245,140,267
Shares issued to shareholders in reinvestment of distributions
Class AARP	-	$ -	9,515	$ 207,634*
Class S	-	-	758,295	16,538,625**
Class A	-	-	25,323	551,524
Class B	-	-	8,419	182,437
Class C	-	-	4,871	105,553
Class I***	-	-	-	-
		$ -		$ 17,585,773
Shares redeemed
Class AARP	(43,744)	$ (707,279)	(95,784)	$ (1,870,108)*
Class S	(3,880,079)	(62,092,661)	(6,223,009)	(134,882,505)**
Class A	(523,665)	(8,558,392)	(623,440)	(13,191,758)
Class B	(48,845)	(789,442)	(43,049)	(853,901)
Class C	(70,290)	(1,109,897)	(61,713)	(1,215,909)
Class I***	-	-	-	-
		$ (73,257,671)		$(152,014,181)
Redemption fees
Class AARP	-	$ 3,823	-	$ 15,537*
Class S	-	35,342	-	269,067**
		$ 39,165		$ 284,604
Net increase (decrease)
Class AARP	(13,689)	$ (216,531)	272,572	$ 6,582,426*
Class S	(1,205,178)	(18,798,405)	2,705,873	60,764,209**
Class A	603,182	9,849,305	1,334,418	29,443,857
Class B	137,179	2,193,373	340,199	7,660,800
Class C	85,378	1,387,635	302,642	6,545,171
Class I***	62	1,000	-	-
		$ (5,583,623)		$ 110,996,463

* For the period from October 2, 2000 (commencement of sales of Class AARP shares) to July 31, 2001.
** On May 1, 2000, existing shares of the Fund were redesignated as Class S.
*** For the period from December 3, 2001 (commencement of sales of Class I shares) to January 31, 2002.

E. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended January 31, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced for custodian credits earned by $146.

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Trustees and Officers

Linda C. Coughlin*
President and Trustee
Henry P. Becton, Jr.
Trustee; President, WGBH Educational Foundation
Dawn-Marie Driscoll
Trustee; President, Driscoll Associates; Executive Fellow, Center for Business Ethics, Bentley College
Edgar R. Fiedler
Trustee; Senior Fellow and Economic Counsellor, The Conference Board, Inc.
Keith R. Fox
Trustee; General Partner, The Exeter Group of Funds
Jean Gleason Stromberg
Trustee; Consultant
Jean C. Tempel
Trustee; Managing Director, First Light Capital, LLC
Steven Zaleznick
Trustee; President and Chief Executive Officer, AARP Services, Inc.
Thomas V. Bruns*
Vice President
Peter Chin*
Vice President
J. Brooks Dougherty*
Vice President
James E. Fenger*
Vice President
William F. Glavin, Jr.*
Vice President
Sewall F. Hodges*
Vice President
Robert L. Horton*
Vice President
James E. Masur*
Vice President
Howard S. Schneider*
Vice President
Blair J. Treisman*
Vice President
Robert D. Tymoczko*
Vice President
John Millette*
Vice President and Secretary
Kathryn L. Quirk*
Vice President and Assistant Secretary
Gary L. French*
Treasurer
John R. Hebble*
Assistant Treasurer
Thomas Lally*
Assistant Treasurer
Brenda Lyons*
Assistant Treasurer
Caroline Pearson*
Assistant Secretary

* Zurich Scudder Investments, Inc.

Account Management Resources

For shareholders of Scudder funds including those in the AARP Investment Program

Convenient ways to invest, quickly and reliably	Automatic Investment Plan
A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" - buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*
Automatic Dividend Transfer
The most timely, reliable, and convenient way to purchase shares - use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).
QuickBuy
Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.
Payroll Deduction and Direct Deposit
Have all or part of your paycheck - even government checks - invested in up to four Scudder funds at one time.
* Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
Scudder Class S Shareholders:
Call SAIL™ - 1-800-343-2890
AARP Investment Program Shareholders:
Call Easy-Access Line - 1-800-631-4636
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
Scudder Class S Shareholders -
myScudder.com
AARP Investment Program Shareholders -
aarp.scudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

Those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs	Automatic Withdrawal Plan
You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.
Distributions Direct
Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.
QuickSell
Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

For more information about these services	Scudder Class S Shareholders: Call a Scudder representative at 1-800-SCUDDER AARP Investment Program Shareholders: Call an AARP Investment Program representative at 1-800-253-2277
Please address all written correspondence to	For Scudder Class S Shareholders:
Scudder Investments
PO Box 219669
Kansas City, MO
64121-9669
For AARP Investment Program Shareholders:
AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO
64121-9735

Privacy Statement January 2002

This privacy statement is issued by Zurich Scudder Investments, Inc. (Scudder), its affiliates Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company, and each of the funds managed or advised by Scudder. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by Scudder.

Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. To request the appropriate form, call 1-800-253-2277.

Questions on this policy may be sent to the following address:

For Class AARP: AARP Investment Program, Attention: Correspondence - Norwell, P.O. Box 219735, Kansas City, MO 64121-9735.

For Class S: Scudder Investments, Attention: Correspondence - Norwell,

P.O. Box 219669, Kansas City, MO 64121-9669.

Notes